Sable Offshore Corp. Investor Presentation April 2026

2 FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “continue,” “plan,” “forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These statements are based on the current beliefs and expectations of Sable’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause Sable’s actual results to differ materially from those described in the forward-looking statements include: the ability to recommence full production of the SYU assets; the cost and time required therefor, and production levels once recommenced; availability of future financing; our ability to consummate a debt refinancing of our Senior Secured Term Loan and the timing and terms thereof; our financial performance; global economic conditions and inflation; increased operating costs; lack of availability of drilling and production equipment, supplies, services and qualified personnel; geographical concentration of operations; environmental and weather risks; regulatory changes and uncertainties; litigation, complaints and/or adverse publicity; privacy and data protection laws, privacy or data breaches, or loss of data; our ability to comply with laws and regulations applicable to our business; and other one-time events and other factors that can be found in Sable’s Annual Report on Form 10-K for the year ended December 31, 2025, which is filed with the Securities and Exchange Commission and is available on Sable’s website (www.sableoffshore.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Except as required by applicable law, Sable undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. USE OF PROJECTIONS AND ESTIMATES This presentation contains financial projections and estimates for Sable, including with respect to its future capital expenditures, initial timing and production estimates and future cash costs. Sable’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections and estimates for the purpose of their inclusion in this presentation, and, accordingly, no such auditors have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections and estimates are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections and estimates are inherently uncertain due to a number of factors outside Sable’s control. Accordingly, there can be no assurance that the projected results are indicative of Sable’s future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person, including, without limitation, Sable, that the results contained in the projected information will be achieved. Disclaimer

3 Sable’s premier offshore asset is unleashed following the Defense Production Act Order Sable Offshore Corp. (NYSE: SOC) Santa Ynez Unit LFC Midstream Processing Facilities United States Department of Energy invoked the Defense Production Act ordering Sable to bring its resource to market  First sales from the Santa Ynez Unit (“SYU”) through the Santa Ynez Pipeline System (“SYPS”) achieved in March 2026  Three offshore platforms located in federal waters north of Santa Barbara, California  Wholly owned onshore midstream processing facilities at Las Flores Canyon (“LFC”)  >100 identified infill drilling and step-out opportunities, along with low-cost production optimization operations on existing wellbores High Quality Asset Unleashed Sable is well-qualified to operate the SYU and the SYPS  Exemplary track record of operating safely in California and offshore(1)  Demonstrated expertise via numerous awards from state and federal agencies(1)  Reviving premier offshore asset through close coordination with federal regulatory agencies Proven Operators with Regulatory Expertise (1) While at Plains Exploration & Production, current Sable management team operated platforms included Irene at Point Pedernales and Hidalgo, Harvest and Hermosa at Point Arguello.

SYU History

Premier offshore project developed by Exxon over 40+ years

SYU Development Background

- **Discovered in 1968, over the course of 14 years Exxon consolidated more than a dozen offshore federal oil leases into a streamlined production unit known as SYU**
  - SYU construction began in 1976 with Platform Hondo, with first production in 1981, followed by Platform Harmony and Platform Heritage (both online in 1994); both Harmony and Heritage have dedicated rigs for future development. Production was initially processed in federal waters in an OS&T from 1981 to 1994.
  - SYU includes 112 wells (90 producers, 12 injectors, 10 idle); sizable inventory of infill drilling and additional step-out drilling opportunities[(1)]
  - Platforms located 5 to 9 miles offshore Santa Barbara County in shallow water depths of 900-1,200'[(2)]
- **Wholly owned midstream processing facilities at Las Flores Canyon (not visible from highway)**
- **Shut in from June 2015 to May 2025 due to pipeline issue (Plains All-American Pipeline ("AAPL") operated)**
  - Production at all Exxon platforms and facilities was safely suspended. SYU was placed into a preserved state with regular inspections and maintenance
  - AAPL received Consent Decree and began work to resume petroleum transportation
  - Exxon acquired pipeline from AAPL
- **Sable restarted production at SYU Platform Harmony in May 2025 and began flowing production to Las Flores Canyon**
- **Oil sales resumed through the SYPS in March 2026 following the Defense Production Act Order**



All-American Pipeline crude oil transmission line to oil refineries state-wide
Consumer natural gas to the Southern California Gas Company
Gaviota
Refugio State Beach
Las Flores Canyon Facility
Goleta
Natural gas transmission line
Produced water return line
Power cable
Platform Hondo
Platform Heritage
Platform Harmony
850 FT
Oil emulsion line
1075 FT
Oil emulsion line
Natural gas line
Power cable
1200 FT
Oil emulsion line
Natural gas line
Power cable
SANTA BARBARA CHANNEL
N
Santa Maria
Las Flores Canyon
Santa Barbara
Las Flores Canyon Facilities
POPCO:
Oil & Water Treating Plant and related facilities
Natural gas Treating Plant
Typical sales per day prior to shut-in: 30,000 barrels of oil, 1,500 barrels of propane, and 25 million cubic feet of gas.

(1) Sable management have identified >100 infill drilling and step-out opportunities.
(2) Primary Reservoir: Miocene Monterey formation (Sour low-gravity oil (4-26 API); Secondary Reservoirs: Oligocene and Eocene oil/gas sandstone (Sweet high-gravity oil (35 API).

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5 3 miles 464 Santa Ynez Unit Overview SYU Technical Overview Significant production history and massive resource potential SYU Reservoir Characterization Massive Resource 1,700’ Original Oil Column (300’) Depleted Oil (400’) Gas Cap Expansion 1,000’ Oil Column Remaining 1,207 MMBoe of Net Recoverable Total Resources (561) MMBoe of Net Cum. Prod. 646 MMBoe of Remaining Total Net Estimated Contingent Resources Robust Production Prior to Pipeline Closure  Between 1981 and 2014, SYU produced over 671 MMBoe ─ Production averaged 29 MBbl/d and 27 MMcf/d in 2014 (gross), the last full year when the asset was online ─ Low, stable decline anticipated of ~8% on average annually from existing NSAI Low Estimate Base Contingent Resources over the next five years(1)  Sable has also identified >100 additional infill development and step-out opportunities across the leasehold ─ In 2010, Exxon drilled the world’s longest extended-reach well from an existing fixed platform drilling rig, increasing the ability to produce more oil from existing facilities; the well extends more than six miles horizontally 1 Billion + Barrels Recoverable 0 20 40 60 80 100 120 H is to ric al G ro ss O il Pr od uc tio n (M B bl /d ) Note: Management estimates are inherently uncertain and subject to numerous risks. Actual results may differ in a material amount from management estimates and projections. (1) 5-year period begins after production re-start. 460 Santa Ynez Unit

6 Note: SYPS Segment 324 and Segment 325 were formerly known as Line 901 and Line 903, respectively. Santa Ynez Unit Overview SYU Acreage Overview SYU leases are all located in Federal waters  Offshore Position ─ 16 Federal Leases, ~76,000 acres ─ First leased in 1969 ─ Product marketed through OS&T from 1981 – 1994  Santa Ynez Unit Agreement ─ Effective date: November 12, 1970 ─ Unit blocks: OCS-P 180, 181, 182, 183, 187, 188, 189, 190, 191, 192, 193, 194, 195, 326, 329, 461 ─ Sable operated, 100% WI, 83.6% NRI ─ Annual lease extensions granted by the Bureau of Safety and Environmental Enforcement and authorized well re-work during shut-in; supported by quarterly updates  Onshore Position ─ ~1,480 surface acres, facilities occupy ~35 acres ─ Facilities 100% Sable owned SYPS Segment 325: (113 miles) El Capitan Las Flores Canyon Midstream Processing Facilities Los Angeles Refineries Pentland Station San Francisco Refineries Las Cruces Gaviota SLA Boundary State Waters Harmony Hondo Santa Ynez Unit Heritage SYPS Segment 324: (10.8 miles)

7 Las Flores Canyon Cogeneration & Midstream Processing Facilities Las Flores Canyon Infrastructure Wholly owned infrastructure at Las Flores Canyon represents substantial capital investment and incremental value  Fully integrated oil and gas midstream processing facilities handle 100% of the SYU produced volumes with additional capacity for future SYU development  Co-Generation Power Plant promotes self sufficiency and low emission operations  Gas and NGL volumes sold into the Southern California market to homes and businesses  Oil volumes sold at Brent based pricing to Chevron’s El Segundo refinery through the SYPS and Plains Line 2000 Crude Storage Tanks Transportation Terminal Produced Water Pipeline Oil Treating Co-Generation Power Plant Biologic Water Treating  Crude Dehydration  Crude Stabilization  Gas Separation & Compression  Free Oil Removal  Degassing  Biological Treatment  540 kbbl capacity  Gas Turbine (40 MW)  Steam Generation  Steam Turbine (10 MW) LPG Storage & Loading POPCO Gas Plant  Gas Sweetening  NGL Fractionation  Sulfur Recovery  Gas Compression Gas Processing  Gas Sweetening  Sulfur Recovery  NGL Fractionation  Fuel Gas sent to Power Plant  CCS opportunities available through existing infrastructure

SYU is a Prolific Offshore Asset

SYU is a top producer with the most remaining resource among current OCS producing fields

Cumulative Production

Field Name	Prospect Name	Oil (MMBbl)	Gas (Bcf)	Total (MMBoe)
Mississippi Canyon 807	MARS-URSA	1,504	1,922	1,846
West Delta 30		593	977	767
Bay Marchand 2		547	576	649
Santa Ynez Unit	**SYU**	**507**	**984**	**671**
Eugene Island 330		462	1,902	800
Green Canyon 640	TAHITI/CAE/TONG	436	289	487
Green Canyon 743	ATLANTIS	395	266	442
Grand Isle 43		382	1,658	677
Green Canyon 654	SHENZI	328	130	351
Grand Isle 16		308	398	379
Mississippi Canyon 776	N.THUNDER HORSE	291	285	342
Garden Banks 426	AUGER	286	1,014	467
West Delta 73		280	692	403
Main Pass 41		274	1,560	552
South Pass 61		273	530	367
Mississippi Canyon 84	KING/HORN MT.	271	285	322
South Timbalier 21		259	427	335
Green Canyon 826	MAD DOG	233	68	245
Ship Shoal 208		228	1,403	477
Mississippi Canyon 778	THUNDER HORSE	203	148	230
South Pass 89		197	875	353
Mississippi Canyon 194	COGNAC	183	764	319
Alaminos Canyon 857	GREAT WHITE	182	331	240
Green Canyon 244	TROIKA	181	345	243
South Timbalier 135		170	628	282

Estimated Remaining Reserves(1)

Field Name	Prospect Name	Oil (MMBbl)	Gas (Bcf)	Total (MMBoe)
Santa Ynez Unit	**SYU**	**667**	**1,424**	**904**
Mississippi Canyon 807	MARS-URSA	473	688	596
Mississippi Canyon 940	VITO	411	200	446
Mississippi Canyon 392	APPOMATTOX	319	165	348
Mississippi Canyon 778	THUNDER HORSE	245	179	277
Walker Ridge 678	SAINT MALO	244	58	255
Green Canyon 743	ATLANTIS	188	211	226
Keathley Canyon 875	LUCIUS	131	164	160
Green Canyon 826	MAD DOG	130	84	145
Green Canyon 654	SHENZI	130	50	139
Green Canyon 640	TAHITI/CAE/TONG	120	83	134
Green Canyon 244	TROIKA	57	92	73
Mississippi Canyon 776	N.THUNDER HORSE	55	55	65
Mississippi Canyon 84	KING/HORN MT.	48	36	54
Alaminos Canyon 857	GREAT WHITE	39	45	47
Garden Banks 171	SALSA	24	90	40
Grand Isle 43		22	89	38
Garden Banks 426	AUGER	19	62	30
Eugene Island 330		9	19	12
Ship Shoal 208		5	32	11
Viosca Knoll 956	RAM-POWELL	5	24	9
South Pass 61		4	4	5
Eugene Island 238		4	91	21
West Delta 73		4	9	5
West Delta 30		3	8	5

Source: BOEM 2021 report on top producing OCS fields. SYU historical production figures via ExxonMobil.
(1) Santa Ynez Unit EUR figures per Sable management, as published in our 1Q24 Contingent Resource Summary. Assumes SEC pricing as of April 2024 and effective date of May 2024.

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9  Technical opportunity inventory is based on 80-acre drainage area, maturing field from original 120 acre spacing  Future development strategy focuses on the high-quality Monterey Upper Siliceous reservoir in areas that have undergone increased diagenesis which leads to a more fractures, allowing for greater storage of oil and increased permeability  Wellbores will be aligned to maximize contact with the primary fracture orientation for the field and average over 2,000’ gross perforations per well Undrilled Inventory New Drill Inventory Overview Monterey Type Log Top of Monterey Structure Legend Upper Siliceous 600’ Average Thickness Massive Chert 400’ Average Thickness Lower Calcareous 600’ Average Thickness Sand/Shale Middle Shale

SYU is Ramping Up to Full Production

Initial production at Harmony and Heritage platforms have exceeded expectations

Santa Ynez Pipeline System

Resumed Petroleum Transportation: May 2025

- Fully hydrotested in May 2025
- Resumed transportation from Platform Harmony to LFC Midstream Processing Facilities in May 2025
- Resumed transportation from LFC Midstream Processing Facilities to Pentland and achieved first sales in March 2026



Platform Harmony

Production Restart: May 2025

- Estimated fully ramped gross sales: ~22,000 Bo/d
- Wells: 32[(1)]
- Available well slots: 23-27[(2)]



Platform Heritage

Production Restart: April 2026

- Estimated fully ramped gross sales: ~30,000 Bo/d
- Wells: 44[(1)]
- Available well slots: 15-17[(2)]



Platform Hondo

Estimated Production Restart: June 2026

- Estimated fully ramped gross sales: ~10,000 Bo/d
- Wells: 26[(1)]
- Available well slots: 10[(2)]



(1) Includes both producers and injector wells
(2) Available well slots include those either actively unused or available for opportunistic reclamation.

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Health, Safety, and Environmental Highlights

Sable management team is an award-winning, safe, and prudent California Operator

Offshore California Highlights

2004: Received Santa Barbara County's First and Only "Resolution for Good Operator" Recognizing PXP's Outstanding Operating Performance

2008: Santa Barbara County Commendation for Outstanding Maintenance Practices at LOGP

nsc National Safety Council

2011: Occupational Excellence Achievement Award for 21 PXP locations

2009-2010: Perfect Record Award for operating 11,390 employee hours without occupational injury or illness involving days away from work

2009: National Industry Leadership Award

2007-2008: Occupational Excellence Achievement Awards for Outstanding Safety Practices

Occupational Excellence Achievement Awards for Outstanding Safety Practices

BOEM [1] BSEE

2004: Ranked MMS's Best Operator in the Pacific OCS for Safety of Platform and Pipeline Operations

Onshore California Highlights

2006: U.S. Bureau of Land Management Operator of the Year Award

2006: Best Management Practices National Award in Habitat Conservation

CA Dept. of Conservation

2008-2004: Recipient of the Environmental Lease Maintenance Award

2006: Recipient of the Clean Lease Awards

Division of Oil, Gas and Geothermal Resources (DOGGR) Lease Maintenance Award for Outstanding Safety and Lease Maintenance 12 years and 13 years in a row at Packard and San Vicente nsc National Safety Council

2010: Occupational Excellence Achievement Award for PXP's California Los Angeles Basin San Vicente and Packard locations

SLO County apcd

Two commendations from the Air Pollution Control District for Emissions Reductions and Use of Innovative Emissions Control Technology at the Arroyo Grande Oil Field



Platform Heritage



Platform Hondo



Platform Harmony

Risk Management Partner to Local Communities

- Sable Management has a track record of excellence as a safe and responsible steward of California's onshore and offshore resources
- As PXP, owned / operated offshore Point Arguello (Harvest Platform, Hermosa Platform, and Hidalgo Platform) and Point Pedernales (Irene Platform)
- Onshore operations included Arroyo Grande, Los Angeles Basin, and San Joaquin Valley assets

- *"Due to PXP's generosity and civic mindedness … [using] their facility, nearly 200 firefighters have received important Survival Training"* – Ron Lawrence, **Central Regional Training / Safety Captain LA County Fire Department**
- *"The Culver City Fire Department is forever grateful to Plains Exploration & Production Co. for their continued training support and expertise"* – Tim Wilson, **Captain / Training Officer, Culver City Fire Dept.**

(1) Minerals Management Service (MMS) was reorganized into Bureau of Ocean Energy Management (BOEM) and Bureau of Safety and Environmental Enforcement (BSEE) in 2011.

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12 California: Energy Island in Crisis The domestic energy market in California is struggling and needs local production for stabilization Refinery Closures Source: EIA, California Energy Commission. (1) 1.5 MMBbl/d of California petroleum consumption per EIA. (2) List of countries that import oil into California is illustrative and not comprehensive. Commentary • Policy decisions have caused energy infrastructure closures and production decreases across all major segments: exploration & production, midstream transport, and refining and marketing • Given the absence of domestic energy supply, California has relied on foreign nations to import the required oil supply to meet the 1.5 MMBbl/d of demand(1) • California is in desperate need of increased local oil output, but a decades-long underinvestment in the supply chain due to the regulatory environment offers very little opportunity for immediate solutions outside of Sable • California consumers and the 40+ United States Military installations in state are vulnerable Reliance on Foreign Imports Crude Oil Production Shortfall – 500 1,000 1,500 2,000 2,500 – 10 20 30 40 50 1982 1991 1999 2008 2016 2025 O pe ra tin g R ef in in g C ap ac ity (M B bl /d ) # of O pe ra tin g R ef in er ie s # of Operating Refineries Operating Refining Capacity (MBbl/d) (66%) Decrease (27%) Decrease – 200 400 600 800 1,000 1,200 1982 1989 1996 2003 2010 2017 2025 California Crude Oil Production (MBbl/d) (75%) Decrease 23% 16% 61% 2025 Source of CA Oil Supply California Alaska Foreign –% 20% 40% 60% 80% 100% 1982 1989 1996 2003 2010 2017 2025 Source of California Oil Supply (%) California Alaska Foreign (2) Middle East: • Saudi Arabia • Iraq South America: • Ecuador • Brazil • Colombia (2)

13 Sable Supports California Consumers and US Warfighters Newsom administration analysis states a need for 125MM barrels of oil produced locally to mitigate crisis California Crude Oil Production Forecast (MMBbl/yr) Source: EIA, CalGEM presentation to the chairs of the Natural Resources, Transportation, and Utilities and Energy Committees of the California State Assembly on August 20, 2025. Note: CalGEM presentation replicated to best extent possible, values are estimates. 2026 – 2028 California onshore production is Sable’s internally estimated California onshore production based on operator commentary in public disclosures and sell-side equity research analysis. Commentary • California’s stated goal is to produce 125MM barrels of oil per year locally to stabilize its refinery complex. • Even with potential SB-237 policy impacts, California cannot achieve the Newsom administration’s target without the SYU. • Sable’s SYU barrels are the only solution to California’s current energy crisis and buffer against a policy driven shortage of gasoline and aviation fuels, critical to West Coast and Pacific U.S. military supply lines. • SYU production is providing a real and immediate supply increase to California consumers and the U.S. military. 80 90 100 110 120 130 140 2026 2027 2028 Ca lif or ni a Cr ud e O il Pr od uc tio n (M M Bb l/y r) SB-237 Effective – 1/1/26 125 MMBbl/yr Target +23 MM Bbls/Year from SYU Projected State Production, Assuming No SB-237 Policy Impact Projected State Production, with SB-237 Policy Impact Projected State Production, with SB-237 Policy Impact and SYU Online

Key Milestones and Next Steps

Key Milestones

- ☑ Complete repairs on the SYPS *(May 2025)*
- ☑ Restart production at Platform Harmony *(May 2025)*
- ☑ Complete successful hydrotests on the SYPS *(May 2025)*
- ☑ Resume oil transportation through the SYPS to LFC Midstream Processing Facilities *(May 2025)*
- ☑ Federal regulatory oversight of the SYPS confirmed *(December 2026)*
- ☑ Defense Production Act Order *(March 2026)*
- ☑ Resume petroleum transportation through Segments 324 and 325 of the SYPS *(March 2026)*
- ☑ First Sales to Chevron from the SYPS *(March 2026)*
- ☑ Restart production at Platform Heritage *(April 2026)*

Next Steps

- ☐ Refinance Senior Secured Term Loan with new debt capital *(Expected Q2 2026)*
- ☐ Commence commodity hedging program *(Expected Q2 2026)*
- ☐ Restart production at Platform Hondo *(Expected Q2 2026)*
- ☐ Implement shareholder return program *(Expected post-refinancing)*
- ☐ Continue to legally protect Sable's vested interests and pursue all monetary damages

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Key Investment Highlights

Premier asset and experienced management team drive shareholder value

✓ **Federal Oversight**	▪ Defense Production Act order requires oil transportation through the SYPS ▪ Interstate pipeline determination requires federal regulatory oversight of the SYPS ▪ Federal offshore development permitting regime through U.S. Department of the Interior
✓ **Attractive Returns**	▪ Low-cost, low-decline assets expected to enable a shareholder return program via share repurchases and dividends
✓ **Primed for Low-Cost Production Growth**	▪ Modest reinvestment required in the near-term as Sable capitalizes on production optimization operations including workovers, perforation additions, and ESP[1] installations
✓ **Substantial Upside**	▪ De-risked reservoir first discovered in the 1960's along with 100+ locations remaining ▪ Potential for substantial growth with accelerated development
✓ **High Operational Control**	▪ 100% operated with favorable 16.4% royalty burden ▪ Owned midstream infrastructure ensures safe and reliable transit to marketing hub
✓ **Conservative Leverage Profile**	▪ Sable management targeting long-term leverage ratios of ~1.0x to maximize flexibility for shareholder returns and future development
✓ **Access to Infrastructure & End Markets**	▪ Oil sales linked to Brent Crude pricing ▪ LA refinery complex seeks domestic oil production to offset import disruptions
✓ **HS&E Stewardship**	▪ Outstanding HS&E[2] and operational track record in California

American Oil from American Soil

(1) Electric Submersible Pump
(2) Health, safety and environment.

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